UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

The Zweig Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (01-07)		Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

The Zweig Fund, Inc.

The Zweig Total Return Fund, Inc.

900 Third Avenue, New York, New York 10022

April , 2007

DEAR SHAREHOLDER:

You are cordially invited to attend the Joint Annual Meeting of Shareholders of The Zweig Fund, Inc. (“ZF”) and The Zweig Total Return Fund, Inc. (“ZTR”) (collectively, the “Funds”) to be held on Wednesday, May 9, 2007, at 10:00 A.M. at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York.

Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.  This meeting will give you an opportunity to hear a report on the Funds and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the meeting.  Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card or cards to assure that your shares are represented at the meeting.  Please return all proxy cards that you may receive from the Funds.

On behalf of the Boards of Directors of ZF and ZTR, I extend our appreciation for your continued support.

GEORGE R. AYLWARD,

Chairman of the Board and President of

The Zweig Fund, Inc.

The Zweig Total Return Fund, Inc.

The Boards of Directors of ZF and ZTR unanimously recommend that shareholders vote:

FOR the two nominees for election as Directors.

The Board of Directors of ZF unanimously recommends that shareholders vote:

FOR the approval of an amendment to the Fund’s Articles of Incorporation (the “Articles”) to authorize the Board of Directors from time to time to amend the Articles to increase or decrease the number of authorized shares of stock without any further authorization by the Shareholders.

The Zweig Fund, Inc.

The Zweig Total Return Fund, Inc.

900 Third Avenue, New York, New York 10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 9, 2007

TO THE SHAREHOLDERS:

This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation (“ZF”), and The Zweig Total Return Fund, Inc., a Maryland corporation (“ZTR”), for use at the Joint Annual Meeting of Shareholders to be held at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, on Wednesday, May 9, 2007 at 10 A.M. and at any and all adjournments or postponements thereof (the “Meeting”) for the following purposes:

1.               ELECT DIRECTORS:

(a) With respect to ZF, to elect two Directors to serve until the Annual Meeting of Shareholders in 2010 and until their successors are elected and duly qualify.

(b) With respect to ZTR, to elect two Directors to serve until the Annual Meeting of Shareholders in 2010 and until their successors are elected and duly qualify.

2.               AMENDMENT TO ZF’S ARTICLES OF INCORPORATION

With respect to ZF, an amendment to ZF’s Articles of Incorporation (the “Articles”) to authorize the Board of Directors from time to time to amend the Articles to increase or decrease the number of authorized shares of stock without any further authorization by shareholders.

3.                                       OTHER BUSINESS:

To transact such other business as may properly come before the Meeting.

Shareholders of record of ZF and/or ZTR at the close of business on March 14, 2007 are entitled to notice of, and will be entitled to vote at, the Meeting.  The enclosed Proxy is being solicited on behalf of the Board of Directors.

By Order of the Boards of Directors of

The Zweig Fund, Inc. and
The Zweig Total Return Fund, Inc.

GEORGE R. AYLWARD,

Chairman of the Board and President

New York, New York
April       , 2007

IMPORTANT:

You are invited to attend the Meeting.  Whether or not you plan to attend the Meeting in person, you are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided, which is addressed for your convenience to each Fund of which you are a shareholder and requires no postage if mailed in the United States.  Your prompt return of the enclosed proxy card may save the Funds the necessity and expense of further solicitations to assure a quorum at the Meeting.  A Proxy will not be required for admission to the Meeting.

The Zweig Fund, Inc.

The Zweig Total Return Fund, Inc.

900 Third Avenue, New York, New York 10022

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MAY 9, 2007

This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation (“ZF”), and The Zweig Total Return Fund, Inc., a Maryland corporation (“ZTR”), for use at the Joint Annual Meeting of Shareholders to be held at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, on Wednesday, May 9, 2007 at 10:00 A.M., and at any and all adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting dated April         , 2007.

The Meeting is scheduled as a joint meeting of the respective shareholders of ZF and ZTR (the “Funds”) because the shareholders of both Funds are expected to consider and vote on a similar proposal with respect to the election of Directors. The Boards of Directors of the Funds have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of both Funds. In the event that any shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for adjournment of such Fund’s meeting to immediately after the Meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed ZF proxies that are unmarked will be voted for the election of the two nominees of the ZF Board of Directors as Directors of ZF and in favor of the proposed amendment to ZF’s Articles of Incorporation. Executed ZTR proxies that are unmarked will be voted for the election of the two nominees of the ZTR Board of Directors as Directors of ZTR. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the respective Fund, or by returning a subsequently dated proxy.

The Board of Directors of each Fund has fixed the close of business on March 14, 2007 as the record date for the determination of shareholders of that Fund entitled to notice of and to vote at the Meeting.  This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about April    , 2007.

As of the record date, 72,233,013 shares of ZF’s common stock were outstanding, and 93,448,955 shares of ZTR’s common stock were outstanding. To the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of that Fund’s common stock.

The Annual Report of each Fund for the year ended December 31, 2006, including financial statements, has been mailed to shareholders of record of that Fund at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on March 14, 2007.

Each Fund will furnish, without charge, a copy of the Fund’s December 31, 2006 Annual Report to any shareholder who requests it by contacting the Fund’s Administrator, Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

PROPOSAL 1

ELECTION OF DIRECTORS

The members of the Board of Directors of ZF and ZTR are divided into three classes, with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two ZF and two ZTR Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2010 and until their successors are elected and duly qualify). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below, who have indicated their intention to serve if elected. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

Each Fund’s Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund’s Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors.  Each Fund’s Nominating Committee consists of three Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Fund, Phoenix/Zweig Advisers LLC, the Funds’ investment adviser (the “Adviser”) or Zweig Consulting LLC (the “Sub-Adviser”).

Based on the recommendations made by ZF’s Nominating Committee at its meeting held on February 20, 2007, the Board of Directors of ZF has nominated George R. Aylward and Alden C. Olson, who are presently Directors of ZF, for re-election to the ZF Board, to serve until the third succeeding Annual Meeting in 2010 and until their successors are elected and duly qualify. Based on the recommendations made by ZTR’s Nominating Committee at its meeting held on February 20, 2007, the Board of Directors of ZTR has nominated George R. Aylward and Alden C. Olson, who are presently Directors of ZTR, for re-election to the ZTR Board, to serve until the third succeeding Annual Meeting in 2010 and until their successors are elected and duly qualify.

Background information with respect to the current Directors appears below.

DISINTERESTED DIRECTORS

Name, Address, Age and Position(s) with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Charles H. Brunie Brunie Associates 600 Third Avenue, 17th Floor New York, NY 10016 DOB: 7/17/30 Director	Term: Until 2009. Served since: 1998 for ZF and 1988 for ZTR.	2

Chairman, Brunie Associates (investments) (since April 2001); Oppenheimer Capital (1969-2000), Chairman (1980-1990), Chairman Emeritus (1990-2000); Chairman Emeritus, Board of Trustees, Manhattan Institute (since 1990); Trustee, Milton and Rose D. Friedman Foundation for Vouchers (since 1999); Trustee, Hudson Institute (since 2002); Trustee, American Spectator (since 2002); Chartered Financial Analyst (since 1969).

Wendy Luscombe 480 Churchtown Rd. Craryville, NY 12521 DOB: 10/29/51 Director	Term: Until 2008. Served since: 2002 for ZF and ZTR.	2

Co-lead Independent Director of The Zweig Total Return Fund, Inc. and of The Zweig Fund, Inc. (since 2006); Principal, WKL Associates, Inc. (Real Estate Investment Consultant) (since 1994); Fellow, Royal Institution of Chartered Surveyors; Member, Chartered Institute of Arbitrators; Director, Endeavour Real Estate Securities, Ltd. (2000-2006); Director, PXRE, Corp. (reinsurance) (since 1994); Member and Chairman of Management Oversight Committee, Deutsche Bank, International Real Estate Opportunity Fund 1A and 1B (since 2003); Trustee, Acadia Realty Trust (since 2004).

Alden C. Olson 2711 Ramparte Path Holt, MI 48842	Term: Until 2007. Served	2	Currently retired; Chartered Financial Analyst (since 1964); Professor of Financial Management, Investments at Michigan State

DOB: 5/10/28 Director	since: 1996 for ZF and ZTR.		University (1959 to 1990).
James B. Rogers, Jr. 352 Riverside Dr. New York, NY 10025 DOB: 10/19/42 Director	Term: Until 2009. Served since: 1986 for ZF and 1988 for ZTR.	2

Private investor (since 1980); Chairman, Beeland Interests (Media and Investments) (since 1980); Regular Commentator on Fox News (since 2002); Author of “Investment Biker: On the Road with Jim Rogers” (1994),”Adventure Capitalist” (2003) and “Hot Commodities” (2004); Director, Emerging Markets Brewery Fund (1993-2002); Director, Levco Series Trust (1996-2006).

R. Keith Walton 15 Claremont Avenue New York, NY 10027 DOB: 9/28/64 Director	Term: Until 2008. Served since: 2004 for ZF and ZTR.	2

Co-lead Independent Director of The Zweig Total Return Fund, Inc. and of The Zweig Fund, Inc. (since 2006); Director, Blue Crest Capital Management Funds (since 2006); Executive Vice President and Secretary (since 1996) of the University at Columbia University; Director (since 2002), Member, Executive Committee (since 2002), Chair, Audit Committee (since 2003), Apollo Theater Foundation, Inc.; Director, Orchestra of St. Luke’s (since 2000); Vice President and Trustee, The Trinity Episcopal School Corporation (since 2003); Member (since 1997), Nominating and Governance Committee Board of Directors (since 2004), Council on Foreign Relations.

INTERESTED DIRECTOR

Name, Address, Age and Position(s) with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held
George R. Aylward 56 Prospect Street Hartford, CT 06115 DOB: 8/17/64 Director, Chairman of the Board and President	Term: Until 2007. Served since: 2006 for ZF and ZTR.	2

Senior Vice President and Chief Operating Officer, Asset Management, The Phoenix Companies, Inc. (2004-present); President (since November 2006) and Chief Operating Officer (2004-present), Phoenix Investment Partners, Ltd.; President, certain funds within the Phoenix Funds Family (since November 2006); Previously, Executive Vice President, Phoenix Investment Partners, Ltd. (2004-November 2006); Vice President, Phoenix Life Insurance Company (2002-2004); Vice President, The Phoenix Companies, Inc. (2001-2004); Vice President, Finance, Phoenix Investment Partners, Ltd. (2001-2002); Assistant Controller, Phoenix Investment Partners, Ltd. (1996-2001); Executive Vice President, certain funds within the Phoenix Funds Family (2004-November 2006).

OFFICERS WHO ARE NOT DIRECTORS

Name, Address and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Carlton Neel 900 Third Avenue New York, NY 10022 DOB: 12/19/67	Executive Vice President since: 2003 for ZF and ZTR. Expires: Immediately following the 2007 Annual Meeting of Shareholders.

Senior Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (since 2003); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Senior Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (1995-2002); Vice President, JP Morgan & Co. (1990-1995).

David Dickerson 900 Third Avenue New York, NY 10022 DOB: 12/27/67	Senior VicePresident since: 2003 for ZF and ZTR. Expires: Immediately following the 2007 Annual Meeting of Shareholders.

Senior Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (since 2003); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (1993-2002).

Marc Baltuch 900 Third Avenue New York, NY 10022 DOB: 9/23/45	Vice President and Chief Compliance Officer since: 2004 for ZF and ZTR. Expires: Immediately following the 2007 Annual Meeting of Shareholders.

Chief Compliance Officer of Phoenix/Zweig Advisers LLC (since 2004); President and Director of Watermark Securities, Inc. (since 1991); Secretary of Phoenix-Zweig Trust (1989-2003); Secretary of Phoenix-Euclid Market Neutral Fund (1998-2002); Assistant Secretary of Gotham Advisors, Inc. (1990-2005); Chief Compliance Officer of the Zweig Companies (since 1989) and of the Phoenix Funds Complex (since 2004).

Kevin J. Carr One American Row Hartford, CT 06102 DOB: 8/30/54	Secretary and Chief Legal Officer since: 2005 for ZF and ZTR. Expires: Immediately following the 2007 Annual Meeting of Shareholders.

Vice President and Counsel, Phoenix Life Insurance Company (since 2005); Vice President, Counsel, Chief Legal Officer and Secretary, certain Funds within Phoenix Fund Complex (since 2005); Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005-May 2005); Assistant General Counsel, The Hartford Financial Services Group (1999-2005).

Moshe Luchins 900 Third Avenue New York, NY 10022 DOB: 12/22/71	Vice President since: 2004 for ZF and ZTR. Expires: Immediately following the 2007 Annual	Associate Counsel (1996-2005), Associate General Counsel (since 2006) of the Zweig Companies.

Meeting of Shareholders.
Nancy Curtiss 56 Prospect Street Hartford, CT 06115 DOB: 11/24/52	Treasurer since: 2003 for ZF and ZTR. Expires: Immediately following the 2007 Annual Meeting of Shareholders.

Vice President, Operations (since 2003); Vice President, Fund Accounting (1994-2003) and Treasurer (1996-2003), Phoenix Equity Planning Corporation. Treasurer, multiple funds in the Phoenix Fund Complex (since 1994).

Jacqueline Porter 56 Prospect Street Hartford, CT 06115 DOB: 2/19/58	Vice President and Assistant Treasurer since: 2006 for ZF and ZTR. Expires: Immediately following the 2007 Annual Meeting of Shareholders.	Assistant Vice President, Fund Administration, Phoenix Equity Planning Corporation (since 1995); Vice President and Assistant Treasurer, multiple funds in the Phoenix Fund Complex (since 1995).

*  Director considered to be an “interested person,” as that term is defined in the 1940 Act.   George R. Aylward is considered an interested person because, among other things, he is an officer of the Fund.

Compensation of Directors and Officers

During the year ended December 31, 2006, ZF paid Directors’ fees aggregating $134,000 and ZTR paid Directors’ fees aggregating $134,000 to the Directors who were not interested persons of the Funds or the Adviser.  Each Fund pays each Director who is not an interested person of such Fund or the Adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board.  Each Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

Set forth below is the compensation paid by ZF and ZTR to current Directors for the year ended December 31, 2006.  The Funds do not pay any pension or retirement benefits to their Directors.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Directors
Charles H. Brunie – Director	ZF-$19,000 ZTR-$19,000	$0	$0	$38,000
Wendy Luscombe – Director	ZF-$32,500 ZTR-$32,500	$0	$0	$65,000
Alden C. Olson – Director	ZF-$26,500 ZTR-$26,500	$0	$0	$53,000
James B. Rogers, Jr. – Director	ZF-$25,000 ZTR-$25,000	$0	$0	$50,000
R. Keith Walton – Director	ZF-$31,000 ZTR-$31,000	$0	$0	$62,000
George R. Aylward – Interested Director and President	ZF$0 ZTR-$0	$0	$0	$0

Director Ownership of Securities

Set forth in the table below is the dollar range of equity securities of the Funds owned by each Director as of December 31, 2006.

Name of Director	Dollar Range of Equity Securities in the Fund (1)	Aggregate Dollar Range of Fund Ownership in all Funds Overseen by Director in Family of Investment Companies*
Charles H. Brunie	ZF-Over $100,000 ZTR- Over $100,000	Over $100,000
Wendy Luscombe	ZF-$10,001-$50,000 ZTR-$10,001-$50,000	$10,001-$50,000
Alden C. Olson	ZF-$10,001-$50,000 ZTR-$10,001-$50,000	$10,001-$50,000
James B. Rogers, Jr.	ZF-$10,001-$50,000 ZTR-$1-$10,000	$10,001-$50,000
R. Keith Walton	ZF-$1-$10,000 ZTR-$1-$10,000	$10,001-$50,000
George R. Aylward	ZF -$1-$10,000 ZTR -$1-$10,000	$10,001-$50,000

* Pursuant to the Proxy Rules, ZF and ZTR are the only funds in the “Family of Investment Companies.”

(1) The information as to beneficial ownership is based on statements furnished to each Fund by its Directors and reflects ownership as of December 31, 2006, except for George R. Aylward whose ownership is as of March 14, 2007.  Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her.  The Directors and officers of the Funds, as a group, beneficially own less than 1% of the outstanding shares of each Fund.

Committees and Board of Directors’ Meetings

Audit Committee Report

Each Fund’s Board of Directors has appointed a standing Audit Committee. Each Fund has adopted a written charter for the Fund’s Audit Committee which is attached hereto as Exhibit A.  The purposes of each Fund’s Audit Committee are set forth in the Audit Committee Charter.  In brief, the role of each Fund’s Audit Committee is to assist the Board of Directors in its oversight of the respective Fund’s financial reporting process.  As set forth in the Charter of each Fund’s Audit Committee, management of each Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent registered public accounting firm for each Fund is responsible for auditing that Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee of each Fund has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund.  Each Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect.  Each Audit Committee also has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent registered public accounting firm’s independence.  Finally, each Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent registered public accounting firm the independence of that independent registered public accounting firm.

The members of each Fund’s Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Directors of each Fund has determined that the Fund does not have an “audit committee financial expert,” as defined under Regulation S-K, Item 407(d), at this time because none of the Fund’s Directors meets the New York Stock Exchange definition of such an expert set forth in Regulation S-K.  Each Audit Committee of the Board is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board.  Members of each Fund’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, each Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committees referred to above and in the Audit Committee Charters, each Audit Committee recommended to its Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for the year ended December 31, 2006.  The members of each Audit Committee, Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, are “independent” within the meaning of the Act and the New York Stock Exchange corporate governance standards for audit committees applicable to closed-end funds.

Alden C. Olson

Charles H. Brunie

Wendy Luscombe

James B. Rogers, Jr.

R. Keith Walton

Nominating Committee

Messrs. Brunie, Olson and Rogers, each of whom is not an interested person of the Funds, are members of each Nominating Committee of the Boards of Directors of the Funds.  Each Fund’s Board of Directors has adopted a written charter for the Fund’s Nominating Committee, which is attached hereto as Exhibit B.  Each Fund’s Nominating Committee considers candidates for election to fill vacancies on the Fund’s Board of Directors.

Director nominees are identified based on persons known to the Boards of Directors or the Nominating Committees and any persons recommended to the Nominating Committees by shareholders or industry sources.  Any recommendations made by shareholders and industry sources must be accompanied by a biography of the recommended candidate and should be submitted in writing to the principal executive office of the Funds, located at 900 Third Avenue, New York, New York 10022, addressed to the Secretary of the Funds.  For more information, see “Additional Information: Proposals for 2008 Meeting.”

Nominees are evaluated based on the criteria described below.  The evaluation process does not depend on the source of the recommendation.  It is expected that all candidates for the Board will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) sound business judgment; and (iii) the commitment required to be an effective director, including, without limitation, the ability to attend meetings regularly.  Each Nominating Committee may determine that a candidate who does not have the experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate’s qualifications, taken as a whole, demonstrate an equivalent level of qualification to serve as a director.

Board of Directors’ and Standing Committees’ Meetings

Each Fund’s Board of Directors held six meetings during the year ended December 31, 2006.  Each Fund’s Nominating Committee held one meeting during the year ended December 31, 2006 and met on February 20, 2007, at which time each Nominating Committee recommended the nominees for election to the Board.  Each Fund’s Audit Committee held four meetings during the year ended December 31, 2006.  All of the Directors, other than Mr. Brunie, attended at least 75% of the total number of Board meetings, and his or her respective committee meetings, held during the year ended December 31, 2006.

Shareholders Communications

Any shareholder that wishes to communicate with the Boards of Directors or a specific Director may do so by submitting correspondence in writing to the principal executive office of the Funds, located at 900 Third Avenue, New York, New York 10022, specifying the intended addressee.  Shareholder communications addressed to the Boards of Directors will be forwarded promptly after receipt to George R. Aylward, President of the Funds, for review.  Mr. Aylward will review each such communication in order to determine whether the communication should be relayed directly to each Board member.  Shareholder communications that Mr. Aylward determines involve routine matters will be forwarded to the Funds’ Administrator and/or officers of the Funds for review and response, and Mr. Aylward will report to the full Board, as appropriate, on the nature and substance of such communications.  Shareholder communications that Mr. Aylward determines involve non-routine matters will be forwarded to each member of the Board for review.  Shareholder communications addressed to a specific Director will be forwarded to the addressee promptly upon receipt.

It is the Funds’ policy that all Directors attend the annual shareholders meeting, if reasonably possible.  All of the directors attended the joint annual meeting of ZF and ZTR in 2006.

The Boards of Directors of ZF and ZTR recommend that shareholders vote FOR the re-election of the nominees.

PROPOSAL 2

TO APPROVE AN AMENDMENT TO ZF’S ARTICLES OF INCORPORATION  TO PERMIT THE BOARD OF DIRECTORS FROM TIME TO TIME TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES OF STOCK OF ZF

At a meeting held on February 20, 2007, ZF’s Board of Directors considered and approved a proposed amendment to ZF’s Articles of Incorporation (the “Articles”) authorizing the Board of Directors, in its sole discretion, to amend the Articles from time to time to increase or decrease the aggregate number of authorized  shares  of stock or the  number  of  shares of stock of any class of ZF, and recommended the submission of the amendment to the Articles (the “Amendment”) to shareholders  for their  approval.  The affirmative vote of two-thirds of the votes entitled to be cast by the shareholders of ZF is required to approve the Amendment.  If the Amendment is approved by ZF’s shareholders, the Articles will be amended by adding a new sentence to the end of paragraph (1) of Article V of the Articles.  Article V, paragraph (1) would be restated as follows:

“(1) The total number of shares of capital stock that the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares, of the par value of ten cents ($.10) per share and of the aggregate par value of Ten Million dollars ($10,000,000), all of which One Hundred Million (100,000,000) shares are designated Common Stock.  The Board of Directors, with the approval of a majority of the entire Board, and without action by the Shareholders, may amend the charter of the Corporation to increase or decrease, from time to time, the aggregate number of shares of stock of the Corporation or the number of shares of stock of any class that the Corporation has authority to issue.”

In approving the proposed Amendment, the Board of Directors considered the expressed concern of Phoenix/Zweig Advisers LLC (the “Adviser”) that in certain circumstances a change in the number of ZF’s authorized shares may be necessary or desirable  (e.g., in order to issue shares under ZF’s Automatic Reinvestment and Cash Purchase Plan or to issue shares in the event of a rights offering) but that since currently the Articles could not be amended to increase or decrease the authorized shares of capital stock without shareholder approval, this could result in delays that are not consistent with the best interests of shareholders.  In addition, satisfying the requirement for shareholder approval could involve the significant expense of a special meeting of shareholders, including the costs of preparing, printing and mailing proxy materials to shareholders.

ZF has one class of common stock, par value $.10 per share, of which 100,000,000 shares are authorized and 73,233,013 shares are outstanding.

If the shareholders of ZF approve the Amendment, the Board of Directors may cause the issuance of additional shares of stock of ZF without further action by the shareholders, unless shareholder approval is required by applicable law or by the rules of the New York Stock Exchange or any other exchange upon which ZF’s stock is then listed.  If this Proposal is approved by shareholders, any increase or decrease in the number of ZF’s authorized shares of capital stock will be determined by ZF’s Board of Directors.

ZF’S BOARD OF DIRECTORS  RECOMMENDS THAT THE  SHAREHOLDERS OF ZF VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO ZF’S ARTICLES TO AUTHORIZE  THE BOARD OF DIRECTORS TO AMEND THE ARTICLES FROM TIME TO TIME TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES OF STOCK OF ZF.

INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

Phoenix/Zweig Advisers LLC, the Adviser, serves as the investment adviser for ZF and ZTR.  The Adviser’s principal business office is located at 900 Third Avenue, New York, New York 10022.  All of the Adviser’s outstanding equity interests are directly owned by Phoenix Investment Partners, Ltd. (“PXP”), the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. (“PNX”) of Hartford, Connecticut.  PNX is a leading provider of wealth management products and services to individuals and businesses.  PNX is located at One American Row, Hartford, Connecticut, 06115-2520.

PXP has served investors for over 70 years. As of December 31, 2006, PXP had approximately $58 billion in assets under management. PXP’s money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

Phoenix Equity Planning Corporation (the “Administrator”) serves as the administrator for ZF and ZTR.  The Administrator’s principal business office is located at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480.  All of the Administrator’s outstanding equity interests are owned by PXP.

Zweig Consulting LLC, the Sub-Adviser, which serves as the sub-adviser for ZF and ZTR, provides asset allocation services to the Adviser.  Dr. Martin E. Zweig is the President and owner of the Sub-Adviser.  The Sub-Adviser’s principal business office is located at 900 Third Avenue, New York, New York 10022.  The Sub-Adviser’s fees are paid by the Adviser.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Act require, among other persons, the officers and Directors of the Funds and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Funds with the Securities and Exchange Commission and the New York Stock Exchange.  The Securities and Exchange Commission’s regulations also require such reporting persons to furnish each Fund with copies of all Section 16(a) forms they file.  Based on its review of these reports and on written representations from the reporting persons that no other reports were required, each Fund believes that, during the year ended December 31, 2006, such reporting persons were in compliance with all Section 16(a) and Section 30(h) reporting requirements applicable to them.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committees of the Funds, the Board of Directors of each Fund, including a majority of the Directors who are not interested persons of such Fund, has selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm of each Fund for the year ending December 31, 2007.  A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders.

The aggregate fees billed for services rendered by PwC during the years ended December 31, 2005 and 2006, respectively, are described below.

Audit Fees

The aggregate fees billed by PwC to ZF in connection with the annual audit of ZF’s financial statements for the fiscal years ended December 31, 2005 and 2006 were $32,000 and $32,000, respectively. The aggregate fees billed by PwC to ZTR in connection with the annual audit of ZTR’s financial statements for the fiscal years ended December 31, 2005 and 2006 were $32,000 and $32,000, respectively.

Audit-Related Fees

The fees billed by PwC to ZF for the fiscal years ended December 31, 2005 and December 31, 2006 for any audit-related services were $1,000 and $1,000 respectively.  The fees billed by PwC to ZTR for the fiscal years ended December 31, 2005 and December 31, 2006 for any audit-related services were $1,000 and $1,000, respectively. These fees related to the review of the Funds’ semi-annual financial statements.

Tax Fees

The aggregate fees billed by PwC to ZF for the fiscal years ended December 31, 2005 and 2006 in connection with tax review, compliance and advice were approximately $6,350 and $5,025 respectively. The aggregate fees billed by PwC to ZTR for the fiscal years ended December 31, 2005 and 2006 in connection with tax review, compliance and advice were approximately $6,350 and $5,025 respectively.  These fees were related to federal and excise tax fees for the Funds.

All Other Fees

The fees billed by PwC to ZF for the fiscal years ended December 31, 2005 and December 31, 2006 for other services were $461 and $907, respectively.  The fees billed by PwC to ZTR for the fiscal years ended December 31, 2005 and December 31, 2006 for other services were $462 and $906, respectively.  These fees relate to expenses for travel to meetings of the Board of Directors.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2005 and 2006 were $15,623 and $13,863, respectively.

Each Audit Committee considered whether the services described above, including all non-audit services rendered to the respective Fund, the Adviser or an affiliate of the Adviser that provides ongoing services to either Fund, were compatible with maintaining the independence of PwC.  The Audit Committees pre-approve:  (i) all audit and non-audit services to be rendered to the respective Fund by PwC; and (ii) all non-audit services relating to the operations and financial reporting of the respective Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the respective Fund (collectively, “Covered Services”).  Each Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting.  The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.  Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

ADDITIONAL INFORMATION

Other Matters

The Boards of Directors of the Funds know of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting.  However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

Expenses

The Funds will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement.  Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s common stock.  In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates.

Vote Required

The election of Directors for each Fund requires a plurality of the votes cast at the Meeting by the shareholders of such Fund.  The affirmative vote of two-thirds of ZF’s outstanding shares is required to approve the Amendment to ZF’s Articles of Incorporation. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting.  The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum.  Shares represented by proxy or in person at the

Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum.  With respect to the election of directors, an abstention does not constitute a vote “for” or “against” and will be disregarded in calculating the votes cast as to such matter, and “broker non-votes” (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.  With respect to the Amendment to ZF’s Articles, the adoption of which requires the two-thirds affirmative vote of ZF’s outstanding shares, an abstention or “broker non-vote” will have the effect of a vote “against” the matter.  It is anticipated that votes will be tabulated by Computershare Trust Company, NA, the Funds’ transfer agent.

Proposals for 2008 Meeting

Each Fund’s Amended and Restated Bylaws contains an advance notice provision, which requires that the respective Fund be given advance notice of shareholder nominations for election to the Board of Directors and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that Fund’s proxy statement in accordance with Rule 14a-8 under the Securities Exchange Act of 1934.  Any notice of shareholder nominations for election to the Board of Directors or notice of other matters which shareholders wish to present at the ZF or ZTR 2008 Annual Meeting of Shareholders must be received at such Fund’s principal executive offices not less than ninety (90) days nor more than one hundred and twenty (120) days before the date in the then current year corresponding to the date on which such Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting for such Fund is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which notice or public announcement of the date of such meeting was given or made.

The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund’s Amended and Restated Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting.  A copy of ZF’s By-Laws is available on the SEC’s Web site at http://www.sec.gov/Archives/edgar/data/812090/000088731804000088/zfbylaws.txt.  A copy of ZTR’s By-Laws is available on the SEC’s Web site at http://www.sec.gov/Archives/edgar/data/836412/000088731804000089/ztrbylaws.txt.

The persons named as proxies for the Funds’ 2008 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the respective Fund receives notice of the matter by not less than ninety (90) days before the date in the then current year corresponding to the date on which such Fund first mailed its proxy materials for the annual meeting held in the prior year.  If the respective Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

New York, New York	By Order of the Board of Directors of
April , 2007	The Zweig Fund, Inc.
The Zweig Total Return Fund, Inc.
GEORGE R. AYLWARD,
Chairman of the Board and President

EXHIBIT A

THE ZWEIG FUND, INC.

AUDIT COMMITTEE CHARTER

(December 2006)

I.                                         Purpose

A.                                   The Audit Committee is appointed by the Board of Directors (the “Board”) of The Zweig Fund, Inc. (the “Fund”) for the following purposes:

1.                                       to oversee the accounting and financial reporting processes of the Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

2.                                       to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof;

3.                                       to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls and independent audits; and

4.                                       to approve, prior to the appointment, the engagement of the Fund’s independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditor.

B.                                     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of the Fund’s investment adviser (“Management”) and the independent auditor.  Nor is it the duty of the Audit Committee to assure compliance with laws and regulations and/or the Fund’s Code of Ethics.

II.                                     Audit Committee Structure, Composition and Operations

A.                                   The Audit Committee shall consist of at least three members, all of whom shall be directors of the Fund.  Each member of the Audit Committee shall be appointed by the full Board.

B.                                     The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange.  All members of the

Audit Committee must have been determined by the Board to be “financially literate” as required by the New York Stock Exchange Listed Company Manual.

C.                                     All members of the Audit Committee shall meet the “independence” requirement of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.  None of the members of the Audit Committee shall be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

D.                                    The Audit Committee shall meet on a regular basis and at least twice annually, although it may hold special meetings as it deems necessary or advisable.  The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

E.                                      The Audit Committee shall ordinarily meet in person.  However, individual members may attend telephonically, and entire meetings may be held by telephone conference.  The Audit Committee may act by written consent of the members to the extent permitted by law and the Fund’s bylaws.

F.                                      The Audit Committee may select one of its members to be the chair and may also select one of its members to be a vice chair.

G.                                     A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee.  The action of a majority of the members of the Audit Committee at a meeting at which a quorum is present shall be the action of the Audit Committee.

III.                                 Authority, Responsibilities and Duties

The Audit Committee shall have the following responsibilities and duties.  The Board has granted the Audit Committee the authority to fully and effectively carry out these responsibilities and duties and will provide the Audit Committee with sufficient funding to competently perform all of the following, including, without limitation, funding (i) for ordinary administrative expenses, (ii) to appropriately compensate advisors employed by the Audit Committee, and (iii) to compensate the Fund’s independent auditor.

A.                                   The Audit Committee shall report regularly to the full board of directors.

B.                                     The Audit Committee may request any officer or employee of the Fund, counsel to the independent directors, the Fund’s outside counsel and independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.  The Audit Committee shall meet separately, periodically with Management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

C.                                     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee as it deems necessary to carry out its duties.

D.                                    The Audit Committee shall be directly responsible for the appointment, compensation, retention, evaluation, termination and oversight (including resolution of disagreements between Management and the auditor regarding financial reporting) of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund.  Each such  registered public accounting firm shall report directly to the Audit Committee and shall be ultimately responsible to the Audit Committee and the Board.

1.                                       This power shall include the authority to establish the scope of services, including non-audit related services to the Fund or Management, to be provided by the independent auditor and to approve all fees paid to the independent auditor.

2.                                       After the Audit Committee has selected the independent auditor, its selection will be ratified by the Fund’s independent directors.

E.                                      The Audit Committee shall review the annual audited financial statements with Management and the independent auditor, including major issues regarding the accounting and auditing principles and practices and including any related disclosures.

F.                                      The Audit Committee shall confer with the Board annually regarding (i) whether any member of the Audit Committee has accounting or related financial management expertise, as required by Section 303.01(B)(2)(c) of the New York Stock Exchange Listed Company Manual, and (ii) whether the Audit Committee includes an “audit committee financial expert” as defined in the instructions to Item 3 on SEC Form N-CSR.

G.                                     The Audit Committee shall review an analysis prepared by Management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements.

H.                                    The Audit Committee shall review major changes to the Fund’s auditing and accounting principles and practices as suggested by the independent auditor or Management.

I.                                         The Audit Committee shall receive periodic written reports (on not less than an annual basis) from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take action to satisfy itself of the independence of the auditor.  Such reports shall address any relationships between the independent auditors and the Fund or affiliated persons of the Fund.

1.                                       In connection with this review, the Audit Committee will review all non-audit services to the Fund or Management performed by the independent auditor and the fees earned for such services.

J.                                        The Audit Committee shall receive annual written reports from the independent auditor describing (i) the independent auditor’s internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor and any steps taken to deal with any such issues.

K.                                    The Audit Committee shall discuss and review the Fund’s policies with respect to risk assessment and risk management

L.                                      The Audit Committee shall evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

M.                                 The Audit Committee shall meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

N.                                    The Audit Committee shall discuss with the independent auditor the matters required by Statement on Auditing Standards No. 61 (as amended by Statement on Auditing Standards No. 90) relating to the conduct of the audit and shall review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Fund’s response to that letter.  Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

O.                                    The Audit Committee shall review with the Fund’s principal executive officer and principal financial officer in connection with their annual certifications on Form N-CSR any significant deficiencies or material weaknesses in the design or operation of the Fund’s disclosure controls and procedures and any reported evidence of fraud involving Management or other employees who have a significant role in the Fund’s disclosure controls and procedures.

P.                                      The Audit Committee shall prepare or cause to be prepared the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Fund’s annual proxy statement.

Q.                                    The Audit Committee shall review with counsel legal matters that may have a material impact on the financial statements, the Fund’s compliance policies and any material reports or inquiries received from regulators or government agencies.

R.                                     The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to the Fund’s accounting, internal accounting controls, and auditing matters.  Such procedures shall include procedures for the confidential, anonymous submission by officers and employees of the Fund or Management of concerns related to questionable accounting or auditing matters of the Fund.

1.                                       The Audit Committee shall have the authority to investigate, or to initiate an investigation of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting.

2.                                       The Audit Committee shall confer with the Board regarding the Fund’s and Management’s approach to the Securities and Exchange Commission’s standards of professional conduct for attorneys adopted under Section 307 of the Sarbanes-Oxley Act of 2002.

S.                                      The Audit Committee shall review with the independent auditor any audit problems or difficulties and Management’s response.

T.                                     The Audit Committee shall review any proposed hiring of employees or former employees of the independent auditor by Management.

U.                                    The Audit Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

IV.                                 Annual Performance Evaluation

The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee and its members, including a review of the compliance of the Audit Committee with this Charter.  In addition, the Audit Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Audit Committee considers necessary or valuable.  The Audit Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.  The Board shall adopt and approve this Charter and may amend it as the Board deems appropriate.

THE ZWEIG TOTAL RETURN FUND, INC.

AUDIT COMMITTEE CHARTER

(December 2006)

I.                                         Purpose

A.                                   The Audit Committee is appointed by the Board of Directors (the “Board”) of The  Zweig Total Return Fund, Inc. (the “Fund”) for the following purposes:

1.                                       to oversee the accounting and financial reporting processes of the Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

2.                                       to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof;

3.                                       to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls and independent audits; and

4.                                       to approve, prior to the appointment, the engagement of the Fund’s independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditor.

B.                                     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of the Fund’s investment adviser (“Management”) and the independent auditor.  Nor is it the duty of the Audit Committee to assure compliance with laws and regulations and/or the Fund’s Code of Ethics.

II.                                     Audit Committee Structure, Composition and Operations

A.                                   The Audit Committee shall consist of at least three members, all of whom shall be directors of the Fund.  Each member of the Audit Committee shall be appointed by the full Board.

B.                                     The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange.  All members of the Audit Committee must have been determined by the Board to be “financially literate” as required by the New York Stock Exchange Listed Company Manual.

C.                                     All members of the Audit Committee shall meet the “independence” requirement of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.  None of the members of the

Audit Committee shall be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

D.                                    The Audit Committee shall meet on a regular basis and at least twice annually, although it may hold special meetings as it deems necessary or advisable.  The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

E.                                      The Audit Committee shall ordinarily meet in person.  However, individual members may attend telephonically, and entire meetings may be held by telephone conference.  The Audit Committee may act by written consent of the members to the extent permitted by law and the Fund’s bylaws.

F.                                      The Audit Committee may select one of its members to be the chair and may also select one of its members to be a vice chair.

G.                                     A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee.  The action of a majority of the members of the Audit Committee at a meeting at which a quorum is present shall be the action of the Audit Committee.

III.                                 Authority, Responsibilities and Duties

The Audit Committee shall have the following responsibilities and duties.  The Board has granted the Audit Committee the authority to fully and effectively carry out these responsibilities and duties and will provide the Audit Committee with sufficient funding to competently perform all of the following, including, without limitation, funding (i) for ordinary administrative expenses, (ii) to appropriately compensate advisors employed by the Audit Committee, and (iii) to compensate the Fund’s independent auditor.

A.                                   The Audit Committee shall report regularly to the full board of directors.

B.                                     The Audit Committee may request any officer or employee of the Fund, counsel to the independent directors, the Fund’s outside counsel and independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.  The Audit Committee shall meet separately, periodically with Management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

C.                                     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee as it deems necessary to carry out its duties.

D.                                    The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight (including resolution of disagreements between Management and the auditor regarding financial reporting) of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund.  Each such  registered public accounting firm shall report directly to the Audit Committee and shall be ultimately responsible to the Audit Committee and the Board.

1.                                       This power shall include the authority to establish the scope of services, including non-audit related services to the Fund or Management, to be provided by the independent auditor and to approve all fees paid to the independent auditor.

2.                                       After the Audit Committee has selected the independent auditor, its selection will be ratified by the Fund’s independent directors.

E.                                      The Audit Committee shall review the annual audited financial statements with Management and the independent auditor, including major issues regarding the accounting and auditing principles and practices and including any related disclosures.

F.                                      The Audit Committee shall confer with the Board annually regarding the Board’s determination of (i) whether any member of the Audit Committee has accounting or related financial management expertise, as required by Section 303.01(B)(2)(c) of the New York Stock Exchange Listed Company Manual, and (ii) whether the Audit Committee includes an “audit committee financial expert” as defined in the instructions to Item 3 on SEC Form N-CSR.

G.                                     The Audit Committee shall review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements.

H.                                    The Audit Committee shall review major changes to the Fund’s auditing and accounting principles and practices as suggested by the independent auditor or Management.

I.                                         The Audit Committee shall receive periodic written reports (on not less than an annual basis) from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take action to satisfy itself of the independence of the auditor.  Such reports shall address any relationships between the independent auditors and the Fund or affiliated persons of the Fund.

1.                                       In connection with this review, the Audit Committee will review all non-audit services to the Fund or Management performed by the independent auditor and the fees earned for such services.

J.                                        The Audit Committee shall receive annual written reports from the independent auditor describing (i) the independent auditor’s internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor and any steps taken to deal with any such issues.

K.                                    The Audit Committee shall discuss and review the Fund’s policies with respect to risk assessment and risk management.

L.                                      The Audit Committee shall evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

M.                                 The Audit Committee shall meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

N.                                    The Audit Committee shall discuss with the independent auditor the matters required by Statement on Auditing Standards No. 61 (as amended by Statement on Auditing Standards No. 90) relating to the conduct of the audit and shall review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Fund’s response to that letter.  Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

O.                                    The Audit Committee shall review with the Fund’s principal executive officer and principal financial officer in connection with their annual certifications on Form N-CSR any significant deficiencies or material weaknesses in the design or operation of the Fund’s disclosure controls and procedures and any reported evidence of fraud involving Management or other employees who have a significant role in the Fund’s disclosure controls and procedures.

P.                                      The Audit Committee shall prepare or cause to be prepared the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Fund’s annual proxy statement.

Q.                                    The Audit Committee shall review with counsel legal matters that may have a material impact on the financial statements, the Fund’s compliance policies and any material reports or inquiries received from regulators or government agencies.

R.                                     The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to the Fund’s accounting, internal accounting controls, and auditing matters.  Such procedures shall include procedures for the confidential, anonymous submission by officers and employees of the Fund or Management of concerns related to questionable accounting or auditing matters of the Fund.

1.                                       The Audit Committee shall have the authority to investigate, or to initiate an investigation of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting.

2.                                       The Audit Committee shall confer with the Board regarding the Fund’s and Management’s approach to the Securities and Exchange Commission’s standards of professional conduct for attorneys adopted under Section 307 of the Sarbanes-Oxley Act of 2002.

S.                                      The Audit Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

T.                                     The Audit Committee shall review any proposed hiring of employees or former employees of the independent auditor by Management.

U.                                    The Audit Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

IV.                                 Annual Performance Evaluation

The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee and its members, including a review of the compliance of the Audit Committee with this Charter.  In addition, the Audit Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Audit Committee considers necessary or valuable.  The Audit Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.  The Board shall adopt and approve this Charter and may amend it as the Board deems appropriate.

EXHIBIT B

THE ZWEIG FUND, INC.

THE ZWEIG TOTAL RETURN FUND, INC.

NOMINATING COMMITTEE CHARTER

Purpose

The purposes of the Committee are to identify individuals qualified to become Board members and to recommend that the Board select particular director nominees.

Committee Composition

The Committee shall be composed of three (3) or more members of the Board of Directors of the Fund, each of whom shall be an Independent Director and not an interested person (as such term is defined by section 2(a)(19) of the Investment Company Act of 1940, as amended  (the “1940 Act”)).  The Board shall select the members of the Committee.  Other directors of the Fund, while not serving as members of the Committee, nonetheless may have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

Board Nominations

1.                                       The Committee shall recommend to the Board director nominees for election at the Stockholders’ annual meeting.  Additionally, in the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for membership on the Board.  The Committee may also recommend that a vacancy in the membership of the Board not be filled based on the then current Board’s size, composition and structure. In carrying out its responsibilities under this paragraph, the Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

2.                                       Persons nominated as Independent Directors may not be “interested persons” of the Fund as that term is defined in the 1940 Act.  With respect to such nominees, the Committee shall carefully evaluate their independence from any investment adviser or other principal service provider to the Fund.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

3.                                       In assessing the qualifications of a potential candidate for Independent Director membership on the Board, the Committee shall consider such other factors, as it may deem relevant.

Committee Nominations

1.                                       The Committee shall review and make recommendations from time to time to the Board regarding the nature and duties of Board committees, including: (i) committee member qualifications; (ii) committee member appointment, removal or replacement in the event of a vacancy; (iii) committee structure and operations (including authority to delegate to subcommittees); and (iv) committee reporting to the Board.

2.                                       The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

Other Powers and Responsibilities

1.                                       The Committee shall meet as necessary in connection with any vacancy on or addition to the Board and otherwise from time to time as it deems appropriate to perform its responsibilities.

3.                                       The Committee shall have the resources and authority appropriate to discharge its responsibilities.  It shall consult with counsel to the Fund concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Directors.

3.                                       The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

4.                                       The Committee shall prepare and maintain minutes of the resolutions adopted at all meetings and provide copies thereof to the Board within a reasonable period of time following each meeting.

Dated:  February 18, 2004

THE ZWEIG FUND, INC.
Annual Meeting of Shareholders
May 9, 2007
Proxy Solicited on Behalf of Board of Directors

The undersigned shareholder of The Zweig Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints GEORGE R. AYLWARD, CARLTON NEEL and DAVID DICKERSON, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 10:00 A.M. at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, and at any and all adjournments or postponements thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE OTHER PROPOSAL AND IN DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued, and to be signed and dated on the reverse side.)

Please mark boxes ☐ or ☐ in blue or black ink.

1. GRANTING ☐  WITHHOLDING ☐  authority to vote for the election as directors of all the nominees listed below:

George R. Aylward and Alden C. Olson.

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name.)

2. To approve an amendment to the Fund’s Articles of Incorporation.

FOR  ☐    AGAINST  ☐   ABSTAIN  ☐

3. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

Please sign exactly as name or names appears on this proxy.
If stock is held jointly, each holder should sign.  If signing as attorney, trustee, executor, administrator, custodian,
guardian or corporate officer, please give full title.

Dated	, 2007

Signature

Signature

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.